UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza

Bloomington, IL 61710-0001

(Address of principal executive offices) (Zip code)

Michael L. Tipsord One State Farm Plaza Bloomington, Illinois 61710-0001	Alan Goldberg Bell, Boyd & Lloyd LLC Three First National Plaza 70 West Madison St., Suite 3100 Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2005

Date of reporting period: 11/30/2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

Table of Contents
Message to Shareholders	1

State Farm Growth Fund	2

State Farm Balanced Fund	5

State Farm Interim Fund	8

State Farm Municipal Bond Fund	10

Report on Shareholder Meeting	12

Expense Example (unaudited)	13

Board Approval of Investment Advisory Agreement	14

Schedule of Investments

State Farm Growth Fund	15

State Farm Balanced Fund	17

State Farm Interim Fund	21

State Farm Municipal Bond Fund	22

Financial Statements

Statements of Assets and Liabilities	34

Statements of Operations	35

Statements of Changes in Net Assets	36

Notes to Financial Statements	38

Financial Highlights	42

Report of Independent Registered Public Accounting Firm	46

Management Information	47

This report must be accompanied or preceded by a prospectus for the State Farm Associates’ Funds Trust.

Distributor: State Farm VP Management Corp.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-0740 and at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

annual report

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Fellow Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2005. In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12 month period, and benchmark index comparisons that are designed to put that performance into context. I’m happy to report that all four Funds had positive total returns for the 12-month period ended November 30, 2005. Also included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report.

Thank you for your continued investment and for entrusting your assets to State Farm Mutual Funds®.

Sincerely,

Phillip G. Hawkins

Vice President

State Farm Investment Management Corp.

State Farm Growth Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a niche or business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we don’t make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: the Federal Reserve’s continued effort to raise interest rates, rising energy prices, and the economic and social disruptions of a catastrophic hurricane season.

The Federal Funds rate has been raised 12 times since June 2004. The November 30, 2005 Fed Funds rate was 4.00%, up from 1% in June of 2004. The Fed has reversed most of its accommodative stance implemented after the burst of the technology bubble and the economic aftermath of September 11. The Fed’s future policy, as always, is unknown.

Oil prices topped the headlines during much of the period. Energy prices were impacted by a variety of factors including increasing demand for energy from emerging markets and supply disruptions caused by Hurricane Katrina. Oil prices peaked at over $70/barrel and have since moderated.

Despite these factors, the 12 month gain for the S&P 500 Index was 8.44% for the period ended November 30, 2005. Corporate profitability grew at double-digit rates while price/earnings valuations remained stable.

Provide an illustration of the Fund’s investments.

*	Based on total investments as of November 30, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 8 other industries each of which represents less than 5% of total investments.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2005, the State Farm Growth Fund had a total return of 7.04% after expenses and with dividends reinvested, compared to an 8.44% return for the S&P 500 Index. For the 3-year period ended November 30, 2005, the State Farm Growth Fund had a total return of 10.81% versus the S&P 500 Index return of 12.10%. We believe investors should focus on long term results that take into account risk, as well as return. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Growth Fund’s portfolio turnover over the past 12 months was 1% which is consistent with the Fund’s investment philosophy and approach. There were 84 holdings in the Fund totaling a little over $3 billion in assets at the end of the report period compared to 85 holdings and approximately $2.9 billion in assets one-year earlier. As highlighted in the Fund’s investment objective – we feel that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. During 2005, 57 of the stocks in the portfolio, accounting for over 73% of the Fund’s net assets, increased their dividends.

Companies in the Growth Fund from the Oil and Gas, Mining and Metals, and Building Materials & Construction industries performed well. The second largest holding in the Fund, ExxonMobil (4.94% of net assets) was one of the biggest contributors to the Fund’s return, gaining over 20% for the reporting period. Some of the other large holdings in the Oil and Gas industry that were positive contributors for the Fund include: Chevron (1.98% of net assets), BP (1.34% of net assets), and Royal Dutch Shell (1.04% of net assets). Shares of Bill Barrett Corporation (0.70% of net assets) were added to the Fund during the report period. Bill Barrett is a Colorado-based energy exploration and production company that focuses on natural gas discovery in the Rocky Mountains. All told, exposure to the Oil and Gas industry totaled 12.87% of Fund net assets.

Two Mining and Metals companies – Nucor Corp. (0.58% of net assets) and Rio Tinto (1.20% of net assets) increased in price 30% and 40% respectively. Both companies benefited from cyclical increases in demand for their products. Nucor Corp. also paid a special dividend in 2005 of $0.75 per share. The Building Materials & Construction exposure in the Fund was comprised of a 2.26% weighting in Vulcan Materials. Vulcan’s main business is aggregate quarries, which produce stone, sand, and gravel for use mostly in concrete and asphalt. The stock gained 35% for the report period.

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500® Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

The best performing stock in the portfolio was Hewlett Packard (2.92% of net assets) with a gain of over 45% for the 1-year ended November 30, 2005. The company’s stock price increased substantially starting with the announcement of a new CEO, Mark Hurd, who developed a reputation for cost-cutting and efficiency while serving as the CEO for NCR Corporation. Conversely, a detractor to performance for the Fund was Popular Inc. (1.20% of net assets) which declined -16% for the year. Several Puerto Rican financial institutions restated prior reported results due to accounting irregularities. Popular was not required to restate its results. Nevertheless, the uncertainty associated with competitor restatements contributed to a lower price for Popular.

Fund value in the Healthcare sector declined to 14.18% of net assets at the end of November 2005 versus 17.17% at the end of November 2004. This decline was purely the result of market price action as no shares or securities in the healthcare sector were eliminated from the portfolio. The Fund’s largest overall holding, Johnson & Johnson (4.99% of net assets), was an exception as that stock gained 2% for the year while other pharmaceutical holdings of Pfizer (2.10% of net assets), Eli Lilly (1.64% of net assets), and Abbott Labs (0.51% of net assets) declined by -22%, -5% and -10% respectively. The Fund’s third largest holding overall, Biomet (4.04% of net assets), declined over -20% for the period after being one of the best performers in the Fund for 2004.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

In managing the Fund, we are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. We define risk as the permanent loss of investment capital. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We believe this philosophy has produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal with an element of current income. The equity allocation is managed with a conservative bias that favors large capitalization companies that are well managed with a niche or business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term buy-and-hold philosophy for the Fund with both the stock and bond investments.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: the Federal Reserve’s continued effort to raise interest rates, rising energy prices, and the economic and social disruptions of a catastrophic hurricane season.

Oil prices topped the headlines during much of the period. Energy prices were impacted by a variety of factors, including increasing demand for energy from emerging markets and supply disruptions caused by Hurricane Katrina. Oil prices peaked at over $70/barrel and have since moderated. Despite these factors, the 12 month gain for the S&P 500 Index was 8.44% for the period ended November 30, 2005. Corporate profitability grew at double-digit rates while price/earnings valuations remained stable.

The short-term Federal Funds rate was raised 12 times since June 2004. The November 30, 2005 Fed Funds rate was 4.00%, up from 1% in June of 2004. The Fed has reversed most of its accommodative stance implemented after the burst of the technology bubble and the economic aftermath of September 11. The Fed’s future policy, as always, is unknown. With intermediate-term interest rates having moved higher more recently, they ended the reporting period essentially where they started. At the end of November 2005 the yield on the 10-year U.S. Treasury bond stood at 4.5% versus a yield of 4.4% at the end of November 2004. This is in contrast to long-term interest rates. The 30-year U.S. Treasury bond yield declined from 5.0% at the start of the reporting period to 4.25% in August 2005, only to rise more recently and close November 30, 2005 at 4.7%. Given that view of the U.S. Treasury yield curve, long maturity bonds outperformed short maturity bonds over the 1-year reporting period.

Provide an illustration of the Fund’s investments.

*	Based on total investments as of November 30, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2005, the State Farm Balanced Fund had a total return of 4.76% with dividends reinvested and after expenses. The total return of the all equity benchmark S&P 500 Index was 8.44% with dividends reinvested, while the fixed income benchmark Lehman Brothers Intermediate Government/Credit Index had a total return of 1.63% over the same time period. Broadening the timeframe to the 3-year period ended November 30, 2005, the State Farm Balanced Fund had a total return of 8.63% versus the S&P 500 Index return of 12.10% and the Lehman Brothers Intermediate Government/Credit Index return of 3.50%. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (approximately 60% of net assets throughout the period)

Changes to the equity portfolio were relatively minor. 83 stocks totaling $694 million made up the equity portion of the Fund at the end of November 2005 compared to 82 stocks totaling $658 million one year earlier. As highlighted in the Fund’s investment objective, we feel a company’s dividend policy is an important component in the analysis and selection of stocks for the portfolio. In fact, 54 of the stocks in the portfolio, accounting for over 69% of the equity portion of the Fund’s net assets, increased their dividends in 2005.

The best performing stock in the portfolio was Hewlett Packard (1.99% of total net assets) with a gain of over 45% for the 1-year ended November 2005. The company’s stock price increased substantially starting with the announcement of a new CEO, Mark Hurd, who developed a reputation for cost-cutting and efficiency while serving as the CEO for NCR Corporation. Conversely, a detractor to performance for the Fund was Popular Inc. (0.66% of total net assets) which declined -16% for the year. Several Puerto Rican financial institutions restated prior reported results due to accounting irregularities. Popular was not required to restate its results. Nevertheless, the uncertainty associated with competitor restatements contributed to a lower price for Popular.

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Lehman Brothers Intermediate Gov/Credit Index contains approximately 2,898 U.S. Treasury, corporate and other securities with an average maturity of about 4.37 years.

The S&P 500® Index and the Lehman Brothers Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the indices do not reflect expenses. It is not possible to invest directly in an index.

From an industry standpoint, companies from Oil and Gas (7.29% of total net assets) and Mining and Metals (2.48% of total net assets) performed well. The Fund’s fourth largest holding, ExxonMobil (2.31% of total net assets) was one of the biggest contributors to the Fund’s return, gaining over 20% for the reporting period. Some of the other large holdings in the Oil and Gas industry that were positive contributors for the Fund include: Chevron (1.47% of total net assets) and Royal Dutch Shell (1.19% of total net assets). Shares of Bill Barrett Corporation (0.35% of total net assets) were added to the Fund during the report period. Bill Barrett is a Colorado-based energy exploration and production company that focuses on natural gas discovery in the Rocky Mountains. Two Mining and Metals companies – Nucor Corp. (1.30% of total net assets) and Rio Tinto (1.06% of total net assets) increased in price 30% and 40% respectively. Both companies benefited from cyclical increases in demand for their products. Nucor Corp. also paid a special dividend in 2005 of $0.75 per share.

Healthcare was a sector where the weighting declined from 11.22% at the end of November 2004 to 9.19% in November 2005, the result of the sale of a few stocks along with generally weak stock price performance. The Fund’s largest holding overall was Biomet (2.89% of total net assets). Biomet had a disappointing year declining over -20% for the period after being one of the best performers in the Fund for 2004. Johnson & Johnson (2.29% of total net assets), the Fund’s largest pharmaceutical holding and fifth-largest stock position overall, gained just 2% for the year, while Pfizer (1.81% of total net assets) and Eli Lilly (0.95% of total net assets) declined by -22% and -5% respectively. Bristol-Myers Squibb and Beckman Coulter were liquidated from the portfolio during the reporting period.

Fixed Income portion of the Fund (approximately 40% of net assets throughout the period)

An intermediate maturity structure continues to be the investment orientation with 73.6% of the bonds maturing 3-10 years out. Those assets are pretty evenly split between U.S Treasury securities (17.6% of total net assets) and corporate bonds (17.3% of total net assets). From a credit rating standpoint, once you get beyond the AAA-rating of the U.S. Treasury bonds (53.7% of fixed income assets), emphasis among the corporate bonds was placed among single A-rated debt (26.8% of fixed income assets). The remainder of the corporate fixed income portfolio was invested in AA-rated bonds (10.4% of fixed income assets), BBB-rated bonds (6.9% of fixed income assets) along with a small allocation to BB-rated bonds (2.2% of fixed income assets), which are bonds that were downgraded to below investment grade status sometime after purchase.

The duration of the Balanced Fund’s bond portfolio at the end of November 2005 was 4.3 years which is exactly the same as it was November 30, 2004. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

The Fund’s intermediate maturity structure and high quality investment orientation within the fixed income portion generally helped returns over the reporting period. With the Federal Reserve raising short-term interest rates, short maturity bonds did not fair as well as longer maturity bonds since long-term rates ended the period generally unchanged. That being said, long-term bonds are considered more volatile and generally not desirable given the investment philosophy and risk profile of the Balanced Fund. Intermediate term bonds tend to be a bit more stable and better serve as a buffer to the volatility from the equity portion of the Fund.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a hybrid offering that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Lehman Brothers Intermediate Government/Credit Index.

State Farm Interim Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield possible that is consistent with low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to maintain a portfolio with approximately equal amounts maturing over the next six years. While the Fund may invest in debt securities of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers 1-5 Year U.S. Treasury Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The short-term Federal Funds rate was raised 12 times since the start of June 2004 and stood at 4.00% on November 30, 2005. Intermediate-term interest rates moved higher in recent months and ended the reporting period essentially where they were 12 months ago. At the end of November 2005, the yield on the 10-year U.S. Treasury bond stood at 4.5% versus a yield of 4.4% at the end of November 2004. During the same period, the 30-year U.S. Treasury bond yield declined from 5.0% at the start of the reporting period to 4.25% in August 2005, only to rise more recently and close November 30, 2005 at 4.7%. Due to the changes in the U.S. Treasury yield curve, long maturity bonds outperformed short maturity bonds over the 1-year reporting period.

Provide an illustration of the Fund’s investments.

*	Based on total investments as of November 30, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2005, the State Farm Interim Fund had a total return of 1.34% with dividends reinvested and after expenses, compared to a return of 1.24% for the Lehman Brothers 1-5 Year U.S. Treasury Index. Broadening the timeframe to the 3-year period ended November 30, 2005, the State Farm Interim Fund had a total return of 1.98% versus 1.90% for the Lehman Brothers 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Overall, long maturity bonds performed better than short maturity bonds during the reporting period. Therefore, the Interim Fund’s short- and intermediate-maturity orientation did not perform as well in this environment. As mentioned earlier, the Fund maintains generally equal amounts of exposure across a six-year maturity spectrum. As the U.S. Treasury Notes in the Fund mature, they are reinvested in Notes at prevailing interest rate levels. During the past year, this has meant that new purchases were reinvested at higher yields as the 5-year U.S. Treasury Note ended November 2005 with a yield of 4.41% versus 3.69% at the end of November 2004.

The duration of the Interim Fund at the end of November 2005 stood at 2.4 years which is down from 2.7 years on November 30, 2004. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The slightly lower duration had a somewhat positive effect by reducing the negative impact to performance of rising interest rates in the intermediate part of the yield curve towards the end of the reporting period.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given the Fund’s investment objective of high current income consistent with low price volatility, this Fund is designed to be a stable, low risk element of a diversified portfolio. As interest rates rise, bond prices decline. Further tightening efforts by the Federal Reserve to raise short term interest rates could reduce the Fund’s total return.

*	The Lehman Brothers 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Municipal Bond Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with a philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. In doing so, we seek to maintain a fairly consistent duration and interest rate exposure relative to the Fund’s benchmark – the Lehman Brothers Municipal Bond Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The short-term Federal Funds rate was raised 12 times since the start of June 2004 and now stands at 4.00%. Intermediate- and long-term interest rates in the municipal bond market have moved higher over the past few months, but ended the reporting period down from where they were 12 months ago. At the end of November 2005 the yield on the 20-year Municipal Market Data (“MMD”) AAA-rated scale stood at 4.30% versus a yield of 4.44% at the end of November 2004. To appreciate the up and down volatility of interest rates in 2005, it should be noted that this same 20-year AAA MMD rate had declined to 4.04% in August 2005. Due primarily to the changes in the municipal bond market yield curve, long maturity bonds outperformed intermediate maturities, which in turn outperformed short maturity bonds over the 1-year reporting period. From a credit standpoint, lower credit quality bonds outperformed high quality bonds over the reporting period.

Overall, at current interest rate levels the 30-year Municipal Market Data AAA-rate provides 97% of the yield available from taxable 30-year U.S. Treasuries. This comparison is used as a general gauge within the industry to determine the relative attractiveness of municipal securities. Thus, municipal bonds have recently offered yields close to those of comparable Treasury bonds, but with federal income tax-free interest.

Provide an illustration of the Fund’s investments.

*	Illustrated by Credit Quality. Ratings by Moody’s Investor Services. Percentages are based on total investments as of November 30, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes All Advanced Refund Bonds.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund gained 2.33% for the 12 month period ended November 30, 2005, with dividends reinvested and after all expenses. This is compared to a 3.88% return for the unmanaged Lehman Brothers Municipal Bond Index over the same period. Broadening the period to the 3-year period ended November 30, 2005, the State Farm

Municipal Bond Fund had a total return of 3.86% versus 4.86% for the Lehman Brothers Municipal Bond Index. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Overall, the municipal bond market rewarded long maturity investors over intermediate- and short-term maturities. The Municipal Bond Fund during the reporting period maintained a portfolio structured with bonds maturing from 1 to 14 years, which is consistent with the Fund’s investment philosophy and approach. Within that range, 45.6% of assets were invested in bonds maturing within 6-years with the remaining 54.4% invested with maturities between 6- and 14-years. This is in contrast to the Lehman Brothers Municipal Bond benchmark which maintains four roughly equal maturity segments: 27.9% invested 6-years or less, 25.5% invested 6-12-years, 27.3% invested 12-22-years, and 19.3% invested in bonds with maturities in excess of 22-years. Furthermore, the Fund maintains a high quality credit orientation with close to 95% of total investments in municipal bonds rated Aa1 or higher by Moody’s Investor Services. Over the reporting period, lower quality municipal credits outperformed high quality credits. Combined, the difference in maturity structure between the Fund and benchmark along with a high credit quality orientation, all played a role in the Fund’s relative underperformance versus the benchmark during the reporting period.

The duration of the Municipal Bond Fund at the end of November 2005 stood at 4.5 years which is down slightly from the prior year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The Municipal Bond Fund has historically maintained a duration that is lower than that of the benchmark, Lehman Brothers Municipal Bond Index, which stood at approximately 6.8 years at the end of November – although that is the largest difference between the two durations over the last four years. The Fund’s lower duration would be another factor contributing to the underperformance compared to the Index during the past year as long-term interest rates declined.

In the wake of a devastating hurricane season, prices for bonds issued by municipalities in Alabama, Louisiana, and Mississippi were volatile. At the end of November, the Municipal Bond Fund held 5.62% of net assets in those three Gulf Coast states. Despite the severity of the situation, price movements in these securities did not have a significant impact to the overall net asset value of the Fund.

California remains as the largest single state exposure within the Fund at 7.63% of net assets. While California continues to be faced with structural budget deficit problems, two of the three major independent credit rating agencies raised their ratings on California debt. Credit rating upgrades tend to raise bond prices as was the case for these securities within the Fund during 2005.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The State Farm Municipal Bond Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

*	The Lehman Brothers Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

The Lehman Brothers Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the index does not reflect any expenses. It is not possible to invest directly in an index.

Report on Shareholder Meeting

On June 17, 2005, the shareholders of the State Farm Associates’ Funds Trust Funds had a special shareholder meeting. At that meeting, the shareholders elected the following eight persons to serve as Trustees of the Trust:

Trustee	Votes Cast For	Votes Withheld	Abstentions	Broker Non-votes	Result

Edward B. Rust, Jr.	62,294,004	1,800,177	0	0	Elected

Michael L. Tipsord	62,854,848	1,248,333	0	0	Elected

Thomas M. Mengler	63,056,741	1,037,440	0	0	Elected

James A. Shirk	63,046,354	1,047,828	0	0	Elected

Donald A. Altorfer	62,909,028	1,185,153	0	0	Elected

Victor J. Boschini	62,831,352	1,262,829	0	0	Elected

David L. Vance	62,922,861	1,171,320	0	0	Elected

Alan R. Latshaw	62,811,627	1,282,554	0	0	Elected

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2005 through November 30, 2005.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio Based on the Period June 1, 2005 to November 30, 2005	Expenses Paid During Period June 1, 2005 to November 30, 2005*
State Farm Growth Fund
Actual	1,000.00	1,044.65	0.12%	0.62
Hypothetical (5% return before expenses)	1,000.00	1,024.47	0.12%	0.61
State Farm Balanced Fund
Actual	1,000.00	1,029.84	0.14%	0.71
Hypothetical (5% return before expenses)	1,000.00	1,024.37	0.14%	0.71
State Farm Interim Fund
Actual	1,000.00	1,001.40	0.19%	0.95
Hypothetical (5% return before expenses)	1,000.00	1,024.12	0.19%	0.96
State Farm Municipal Bond Fund
Actual	1,000.00	1,002.07	0.15%	0.75
Hypothetical (5% return before expenses)	1,000.00	1,024.32	0.15%	0.76

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 16-17, 2005, all of the Trustees present, including those Trustees who were not interested persons of Associates’ Funds Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), considered whether to approve the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”). SFIMC is responsible under the Advisory Agreement for the day-to-day management of the investments of each series of Associates’ Funds Trust (each a “Fund” and collectively the “Funds”).

Prior to the Board meeting, independent legal counsel to the Independent Trustees had sent to SFIMC a request for information to be provided to the Board in connection with the Board’s consideration of continuing the Advisory Agreement. SFIMC provided materials to the Board in response to that request prior to the meeting. SFIMC also provided the Board with additional information that SFIMC believed would be useful to the Board in evaluating whether to approve continuation of the Advisory Agreement. The Board also received a report prepared by Lipper Inc., an independent fund tracking organization (the “Lipper Report”) relating to the performance and expenses of the Funds. In addition, the Board received and reviewed a memorandum from the independent legal counsel regarding the Board’s responsibilities (including particularly the Independent Trustees) in considering whether to approve continuation of the Advisory Agreement.

In considering whether to approve the continuation of the Advisory Agreement, the Board first considered the investment performance of SFIMC in managing each Fund, including the year-to-date, 1-, 3-, 5- and 10-year performance of each Fund as compared to the performance of one or more benchmark indexes, and as compared to the performance of a peer group of funds with similar investment objectives, investment strategies, asset size and load structures included in the Lipper Report (“Peer Funds”). SFIMC explained to the Board that each of the Funds had relatively low turnover of portfolio securities. Moreover, SFIMC explained to the Board that the performance results for the Funds may be related to the more conservative investment philosophy of SFIMC. After considering all of the above information, the Board concluded that the performance of each Fund over the periods reviewed was acceptable.

The Board next examined the fee structure and expense ratio of each Fund, including in comparison to Peer Funds. The Board also considered SFIMC’s profitability in serving as investment adviser to Associates’ Funds Trust, noting that SFIMC operated at cost. The Board concluded that each Fund’s advisory fee was reasonable and appropriate for the shareholders.

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board noted that SFIMC investment personnel had met with the Board each quarter to discuss the Funds and their performance. The Board considered the make-up, education and experience of the teams responsible for managing the Funds at SFIMC, and concluded that SFIMC’s investment management teams have a satisfactory, long-term track record in managing the Funds. The Board considered that SFIMC has been engaged in the business of managing mutual funds since 1968, and that as of December 31, 2004, SFIMC managed more than $6.8 billion in assets. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to continue to manage the Funds, and that given its past experience, SFIMC would be able to continue to provide satisfactory services to Associates’ Funds Trust.

The Board next discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. SFIMC advised the Board that, as the Funds grow, each Fund’s fixed costs will be spread over a larger asset base, so a Fund’s fee levels will reflect economies of scale for the benefit of the Fund. The Board also noted that the Advisory Agreement between SFIMC and Associates’ Funds Trust includes breakpoints, which lead to economics of scale for Fund shareholders.

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ underwriter. SFIMC explained to the Board that neither SFIMC nor State Farm VP Management Corp. receives fees from Associates’ Funds Trust for providing these various ancillary services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout” benefits, including no soft dollar arrangements, enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

Based on the Trustees’ deliberations and their evaluation of the information provided by SFIMC, the Board, including all of the Independent Trustees present at the Board meeting, unanimously approved the continuation of the Advisory Agreement.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2005

	Shares	Value
Common Stocks (97.51%)

Agriculture, Foods, & Beverage (7.99%)
Archer-Daniels-Midland Co.	3,477,500	$81,964,675
Campbell Soup Co.	92,000	2,779,320
Kellogg Co.	930,000	40,985,100
McCormick & Co. Inc.	428,600	13,380,892
PepsiCo Inc.	586,100	34,697,120
Sysco Corp.	664,300	21,470,176
The Coca-Cola Co.	888,500	37,930,065
The Hershey Co.	226,400	12,279,936

		245,487,284

Banks (6.95%)
AmSouth Bancorporation	333,637	8,871,408
Bank of America Corp.	628,936	28,861,873
Fifth Third Bancorp	191,000	7,691,570
M&T Bank Corp.	179,700	19,447,134
Northern Trust Corp.	144,000	7,587,360
Popular Inc.	1,660,632	36,832,818
SunTrust Banks Inc.	334,600	24,338,804
Wells Fargo & Co.	1,268,400	79,718,940

		213,349,907

Building Materials & Construction (2.26%)
Vulcan Materials Co.	1,039,200	69,314,640

Chemicals (6.20%)
Air Products & Chemicals Inc.	830,000	49,111,100
E.I. du Pont de Nemours and Co.	496,104	21,208,446
International Flavors & Fragrances Inc.	561,000	18,254,940
Sigma-Aldrich Corp.	1,375,000	90,805,000
The Dow Chemical Co.	243,000	10,995,750

		190,375,236

Computer Software & Services (3.89%)
Automatic Data Processing Inc.	149,000	7,003,000
Check Point Software Technologies Ltd. (a)	129,850	2,764,506
Microsoft Corp.	3,235,500	89,655,705
SAP AG	111,200	20,108,065

		119,531,276

Computers (4.59%)
Hewlett-Packard Co.	3,019,400	89,585,598
International Business Machines Corp.	580,000	51,562,000

		141,147,598

Consumer & Marketing (5.20%)
AptarGroup Inc.	190,800	10,465,380
Colgate-Palmolive Co.	436,300	23,787,076
Nestle SA ADR	456,800	33,878,207
The Procter & Gamble Co.	1,454,855	83,203,157
Unilever NV ADR	125,446	8,402,373

		159,736,193

Electronic/Electrical Mfg. (8.25%)
Agilent Technologies Inc. (a)	548,071	19,544,212
Applied Materials Inc.	902,800	16,349,708
Emerson Electric Co.	189,300	14,312,973
General Electric Co.	2,921,700	104,363,124
Intel Corp.	2,247,800	59,971,304
KLA-Tencor Corp.	247,200	12,654,168
Linear Technology Corp.	703,200	26,236,392

		253,431,881

Financial Services (4.98%)
Citigroup Inc.	1,485,633	72,127,482
MBNA Corp.	837,675	22,424,560
Wachovia Corp.	1,091,900	58,307,460

		152,859,502

Health Care (14.18%)
Abbott Laboratories	413,800	15,604,398
Biomet Inc.	3,487,500	124,224,750
Eli Lilly & Co.	997,000	50,348,500
Johnson & Johnson	2,481,600	153,238,800
Medtronic Inc.	135,800	7,546,406
Merck & Co. Inc.	675,700	19,865,580
Pfizer Inc.	3,047,300	64,602,760

		435,431,194

Machinery & Manufacturing (6.01%)
3M Co.	497,000	39,004,560
Caterpillar Inc.	843,400	48,731,652
HNI Corp.	1,439,200	72,377,368
Illinois Tool Works Inc.	276,100	24,371,347

		184,484,927

Media & Broadcasting (3.31%)
Reuters Group PLC ADR	155,433	6,434,926
The Walt Disney Co.	2,728,640	68,024,995
Viacom Inc. Class B	811,100	27,090,740

		101,550,661

Mining & Metals (2.30%)
BHP Billiton PLC	941,859	14,115,626
Newmont Mining Corp.	36,700	1,692,604
Nucor Corp.	265,600	17,816,448
Rio Tinto PLC ADR	226,800	36,943,452

		70,568,130

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Shares	Value
Common Stocks (Cont.)

Oil & Gas (12.87%)
Anadarko Petroleum Corp.	105,100	$9,523,111
BG Group PLC	3,199,100	29,906,748
Bill Barrett Corp. (a)	550,000	21,587,500
BP PLC ADR	626,392	41,241,649
Chevron Corp.	1,060,000	60,748,600
Devon Energy Corp.	212,204	12,774,681
Exxon Mobil Corp.	2,615,200	151,760,056
Royal Dutch Shell PLC ADR Class A	516,300	31,814,406
Tidewater Inc.	154,191	6,969,433
Western Gas Resources Inc.	608,600	29,018,048

		395,344,232

Retailers (2.55%)
Home Depot Inc.	396,400	16,561,592
Wal-Mart Stores Inc.	1,270,500	61,695,480

		78,257,072

Telecom & Telecom Equipment (5.28%)
ADC Telecommunications Inc. (a)	257,142	5,253,411
AT&T Inc.	1,497,512	37,303,024
BellSouth Corp.	485,300	13,229,278
Cisco Systems Inc. (a)	1,186,200	20,805,948
Corning Inc. (a)	1,284,600	26,013,150
Lucent Technologies Inc. Warrants (a)	25,216	15,634
Motorola Inc.	792,000	19,079,280
Nokia Corp. ADR	1,181,100	20,173,188
Verizon Communications Inc.	411,000	13,143,780
Vodafone Group PLC ADR	336,900	7,260,195

		162,276,888

Utilities & Energy (0.70%)
Duke Energy Corp.	799,900	21,485,314

Total Common Stocks (cost $1,398,793,079)		2,994,631,935

	Shares or principal amount	Value
Short-term Investments (2.10%)
New Center Asset Trust, 4.030%, 12/01/2005	$60,000,000	$60,000,000
JPMorgan Treasury Plus Money Market Fund	4,656,504	4,656,504

Total Short-term Investments (cost $64,656,504)		64,656,504

TOTAL INVESTMENTS (99.61%) (cost $1,463,449,583)		3,059,288,439

OTHER ASSETS, NET OF LIABILITIES (0.39%)		11,833,372

NET ASSETS (100.00%)		$3,071,121,811

(a)	Non-income producing security.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2005

	Shares	Value
Common Stocks (61.77%)

Agriculture, Foods, & Beverage (4.87%)
Archer-Daniels-Midland Co.	940,561	$22,169,023
Campbell Soup Co.	26,000	785,460
Kellogg Co.	310,000	13,661,700
PepsiCo Inc.	98,200	5,813,440
Sara Lee Corp.	58,000	1,047,480
Sysco Corp.	40,500	1,308,960
The Coca-Cola Co.	190,000	8,111,100
The Hershey Co.	34,400	1,865,856

		54,763,019

Banks (4.28%)
AmSouth Bancorporation	52,312	1,390,976
Bank of America Corp.	89,800	4,120,922
Fifth Third Bancorp	56,600	2,279,282
M&T Bank Corp.	30,400	3,289,888
Northern Trust Corp.	41,000	2,160,290
Popular Inc.	333,848	7,404,749
SunTrust Banks Inc.	54,300	3,949,782
Wells Fargo & Co.	373,800	23,493,330

		48,089,219

Building Materials & Construction (0.95%)
Vulcan Materials Co.	160,200	10,685,340

Chemicals (3.69%)
Air Products & Chemicals Inc.	230,000	13,609,100
E.I. du Pont de Nemours and Co.	108,705	4,647,139
International Flavors & Fragrances Inc.	120,000	3,904,800
Sigma-Aldrich Corp.	245,500	16,212,820
The Dow Chemical Co.	69,000	3,122,250

		41,496,109

Computer Software & Services (1.88%)
Automatic Data Processing Inc.	28,900	1,358,300
Microsoft Corp.	625,400	17,329,834
SAP AG	13,200	2,386,928

		21,075,062

Computers (3.19%)
Hewlett-Packard Co.	754,000	22,371,180
International Business Machines Corp.	152,100	13,521,690

		35,892,870

Consumer & Marketing (3.46%)
AptarGroup Inc.	45,900	2,517,615
Nestle SA ADR	101,000	7,490,584
The Procter & Gamble Co.	477,700	27,319,663
Unilever NV ADR	22,857	1,530,962

		38,858,824

Electronic/Electrical Mfg. (4.73%)
Agilent Technologies Inc. (a)	143,787	5,127,444
Applied Materials Inc.	182,000	3,296,020
Emerson Electric Co.	31,200	2,359,032
General Electric Co.	635,700	22,707,204
Intel Corp.	530,700	14,159,076
KLA-Tencor Corp.	45,100	2,308,669
Linear Technology Corp.	81,600	3,044,496
Texas Instruments Inc.	6,300	204,624

		53,206,565

Financial Services (3.46%)
Citigroup Inc.	307,000	14,904,850
MBNA Corp.	240,975	6,450,901
Wachovia Corp.	327,620	17,494,908

		38,850,659

Health Care (9.19%)
Allergan Inc.	77,400	7,740,000
Biomet Inc.	911,250	32,458,725
Eli Lilly & Co.	212,000	10,706,000
Forest Laboratories Inc. (a)	20,900	816,563
Johnson & Johnson	417,700	25,792,975
Medtronic Inc.	21,600	1,200,312
Merck & Co. Inc.	144,100	4,236,540
Pfizer Inc.	960,000	20,352,000

		103,303,115

Machinery & Manufacturing (3.45%)
3M Co.	124,600	9,778,608
Caterpillar Inc.	262,400	15,161,472
HNI Corp.	160,000	8,046,400
Illinois Tool Works Inc.	65,300	5,764,031

		38,750,511

Media & Broadcasting (3.68%)
Lee Enterprises Inc. Class A	42,000	1,613,640
Lee Enterprises Inc. Class B (b)	42,000	1,613,640
Reuters Group PLC ADR	200,433	8,297,926
The Walt Disney Co.	1,065,995	26,575,256
Viacom Inc. Class B	98,900	3,303,260

		41,403,722

Mining & Metals (2.48%)
Newmont Mining Corp.	29,200	1,346,704
Nucor Corp.	218,400	14,650,272

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Shares or principal amount	Value
Common Stocks (Cont.)

Mining & Metals (Cont.)
Rio Tinto PLC ADR	73,250	$11,931,692

		27,928,668

Oil & Gas (7.29%)
BG Group PLC	256,800	2,400,692
Bill Barrett Corp. (a)	100,000	3,925,000
BP PLC ADR	115,786	7,623,350
Chevron Corp.	288,000	16,505,280
Devon Energy Corp.	76,170	4,585,434
Exxon Mobil Corp.	448,000	25,997,440
Royal Dutch Shell PLC ADR Class A	216,400	13,334,568
Western Gas Resources Inc.	158,600	7,562,048

		81,933,812

Retailers (1.51%)
Home Depot Inc.	32,800	1,370,384
McDonald’s Corp.	62,900	2,129,165
Wal-Mart Stores Inc.	276,700	13,436,552

		16,936,101

Telecom & Telecom Equipment (3.36%)
ADC Telecommunications Inc. (a)	147,542	3,014,283
AT&T Inc.	470,024	11,708,298
BellSouth Corp.	47,800	1,303,028
Cisco Systems Inc. (a)	228,800	4,013,152
Corning Inc. (a)	372,300	7,539,075
Motorola Inc.	192,000	4,625,280
Nokia Corp. ADR	144,900	2,474,892
Verizon Communications Inc.	38,700	1,237,626
Vodafone Group PLC ADR	87,500	1,885,625

		37,801,259

Utilities & Energy (0.30%)
Duke Energy Corp.	125,900	3,381,674

Total Common Stocks (cost $305,775,359)		694,356,529

Corporate Bonds (17.33%)

Agriculture, Foods, & Beverage (1.47%)
Pioneer Hi-Bred International Inc.
5.750%, 01/15/2009	$3,000,000	3,071,259
WM Wrigley Jr. Co.
4.300%, 07/15/2010	1,000,000	978,279
Archer-Daniels-Midland Co.
5.870%, 11/15/2010	2,950,000	3,044,170
The Coca-Cola Co.
5.750%, 03/15/2011	3,000,000	3,106,803
HJ Heinz Co.
6.625%, 07/15/2011	3,000,000	3,192,609

	Principal amount	Value
Corporate Bonds (Cont.)

Agriculture, Foods, & Beverage (Cont.)
Sara Lee Corp.
6.250%, 09/15/2011	$2,000,000	$2,050,996
Kraft Foods Inc.
6.250%, 06/01/2012	1,000,000	1,049,619

		16,493,735

Automotive (0.67%)
Toyota Motor Credit
5.650%, 01/15/2007	2,000,000	2,010,760
Ford Motor Credit Co.
5.800%, 01/12/2009	3,000,000	2,676,309
General Motors Acceptance Corp.
7.750%, 01/19/2010	3,000,000	2,845,266

		7,532,335

Banks (0.18%)
JPMorgan Chase & Co.
5.350%, 03/01/2007	1,000,000	1,005,491
Bank of America Corp.
4.500%, 08/01/2010	1,000,000	979,923

		1,985,414

Building Materials & Construction (0.55%)
Masco Corp.
6.750%, 03/15/2006	3,000,000	3,016,263
Vulcan Materials Co.
6.000%, 04/01/2009	3,000,000	3,124,260

		6,140,523

Chemicals (0.54%)
The Dow Chemical Co.
6.125%, 02/01/2011	3,000,000	3,131,865
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	3,000,000	2,924,202

		6,056,067

Computers (0.27%)
International Business Machines Corp.
5.375%, 02/01/2009	3,000,000	3,047,928

Consumer & Marketing (1.59%)
Kimberly-Clark Corp.
7.100%, 08/01/2007	3,000,000	3,109,263
Avery Dennison Corp.
5.900%, 12/01/2008	5,000,000	5,110,905
The Procter & Gamble Co.
6.875%, 09/15/2009	3,000,000	3,204,624
Unilever Capital Corp.
7.125%, 11/01/2010	3,000,000	3,274,659

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Clorox Co.
6.125%, 02/01/2011	$3,000,000	$3,147,081

		17,846,532

Electronic/Electrical Mfg. (0.27%)
Emerson Electric Co.
5.850%, 03/15/2009	3,000,000	3,090,150

Financial Services (1.12%)
Household Finance Corp.
7.200%, 07/15/2006	3,000,000	3,041,940
Citigroup Inc.
5.000%, 03/06/2007	1,000,000	1,002,112
General Electric Capital Corp.
7.375%, 01/19/2010	2,000,000	2,177,026
BellSouth Capital Funding Corp.
7.750%, 02/15/2010	3,000,000	3,285,108
Citigroup Inc.
4.625%, 08/03/2010	1,000,000	984,591
Wells Fargo Financial
6.125%, 04/18/2012	2,000,000	2,096,482

		12,587,259

Health Care (1.98%)
Abbott Laboratories
5.625%, 07/01/2006	3,000,000	3,017,391
3.500%, 02/17/2009	1,000,000	961,636
Johnson & Johnson
6.625%, 09/01/2009	3,000,000	3,196,149
Becton Dickinson & Co.
7.150%, 10/01/2009	3,000,000	3,234,924
Genentech Inc.
4.400%, 07/15/2010	1,000,000	979,138
Eli Lilly & Co.
6.000%, 03/15/2012	2,000,000	2,103,906
Merck & Co. Inc.
4.375%, 02/15/2013	2,000,000	1,890,080
Schering-Plough Corp.
5.550%, 12/01/2013	1,000,000	1,012,986
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	974,521
GlaxoSmithKline
4.375%, 04/15/2014	3,000,000	2,853,276
AstraZeneca PLC SP
5.400%, 06/01/2014	2,000,000	2,037,048

		22,261,055

Machinery & Manufacturing (1.70%)
United Technologies Corp.
7.000%, 09/15/2006	3,000,000	3,054,219
Illinois Tool Works Inc.
5.750%, 03/01/2009	3,000,000	3,089,742
Caterpillar Inc.
7.250%, 09/15/2009	3,000,000	3,232,017
Honeywell International Inc.
7.500%, 03/01/2010	3,000,000	3,291,366
Deere & Co.
7.850%, 05/15/2010	3,000,000	3,343,161
Dover Corp.
6.500%, 02/15/2011	2,000,000	2,135,372
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	966,722

		19,112,599

Media & Broadcasting (0.89%)
The Walt Disney Co.
5.500%, 12/29/2006	2,000,000	2,011,670
Gannett Co.
5.500%, 04/01/2007	1,000,000	1,006,455
The Washington Post Co.
5.500%, 02/15/2009	3,000,000	3,052,806
New York Times Co.
4.500%, 03/15/2010	500,000	482,658
Knight-Ridder Inc.
7.125%, 06/01/2011	3,000,000	3,040,593
New York Times Co.
5.000%, 03/15/2015	500,000	480,225

		10,074,407

Mining & Metals (0.47%)
Alcan Inc.
6.450%, 03/15/2011	2,000,000	2,103,276
Alcoa Inc.
6.500%, 06/01/2011	3,000,000	3,205,515

		5,308,791

Oil & Gas (0.27%)
Texaco Capital
5.500%, 01/15/2009	3,000,000	3,097,386

Retailers (1.09%)
Albertson’s Inc.
6.950%, 08/01/2009	3,000,000	2,983,125
Wal-Mart Stores Inc.
6.875%, 08/10/2009	3,000,000	3,195,045
Home Depot Inc.
4.625%, 08/15/2010	2,000,000	1,980,340
McDonald’s Corp.
6.000%, 04/15/2011	3,000,000	3,121,770

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Principal amount	Value
Corporate Bonds (Cont.)

Retailers (Cont.)
Lowe’s Companies Inc.
5.000%, 10/15/2015	$1,000,000	$993,102

		12,273,382

Telecom & Telecom Equipment (1.66%)
US West Communications
5.625%, 11/15/2008	5,000,000	4,950,000
Motorola Inc.
7.625%, 11/15/2010	3,000,000	3,336,102
Verizon New Jersey Inc.
5.875%, 01/17/2012	3,000,000	3,011,529
SBC Communications Inc.
5.875%, 02/01/2012	3,000,000	3,077,010
Telstra Corp. Ltd.
6.375%, 04/01/2012	2,000,000	2,119,764
Alltel Corp.
7.000%, 07/01/2012	2,000,000	2,179,808

		18,674,213

Utilities & Energy (2.61%)
Virginia Electric & Power
5.375%, 02/01/2007	3,000,000	3,013,302
PPL Electric Utilities
5.875%, 08/15/2007	2,000,000	2,028,930
Northern Illinois Gas
5.875%, 08/15/2008	3,000,000	3,074,967
Duke Energy Corp.
7.375%, 03/01/2010	3,000,000	3,241,956
IES Utilities
6.750%, 03/15/2011	2,000,000	2,115,208
Florida Power Corp.
6.650%, 07/15/2011	3,000,000	3,232,101
Wisconsin Public Service
6.125%, 08/01/2011	3,000,000	3,152,796
Pacificorp
6.900%, 11/15/2011	2,000,000	2,182,748
Tampa Electric Co.
6.875%, 06/15/2012	3,000,000	3,266,784
MidAmerican Energy Co.
5.125%, 01/15/2013	2,000,000	1,993,648
Georgia Power
5.250%, 12/15/2015	2,000,000	2,001,500

		29,303,940

Total Corporate Bonds (cost $188,509,617)		194,885,716

	Shares or principal amount	Value
Government Agency Securities (0.92%)

Federal National Mortgage Association
6.000%, 05/15/2008	$10,000,000	$10,300,870

Total Government Agency Securities (cost $9,837,491)		10,300,870

U.S. Treasury Obligations (17.56%)

U.S. Treasury Bonds
9.375%, 02/15/2006	11,500,000	11,627,581

U.S. Treasury Notes
6.125%, 08/15/2007	15,000,000	15,418,365
3.000%, 11/15/2007	20,000,000	19,479,680
5.500%, 02/15/2008	4,000,000	4,092,968
3.125%, 10/15/2008	15,000,000	14,484,375
5.750%, 08/15/2010	5,000,000	5,281,055
5.000%, 08/15/2011	5,000,000	5,141,600
4.875%, 02/15/2012	10,000,000	10,212,890
4.375%, 08/15/2012	10,000,000	9,936,330
3.875%, 02/15/2013	10,000,000	9,621,880
3.625%, 05/15/2013	10,000,000	9,464,840
4.250%, 08/15/2013	10,000,000	9,829,690
4.250%, 11/15/2013	10,000,000	9,820,310
4.000%, 02/15/2014	10,000,000	9,639,450
4.250%, 11/15/2014	20,000,000	19,582,820
4.000%, 02/15/2015	15,000,000	14,398,245
4.125%, 05/15/2015	20,000,000	19,362,500

Total U.S. Treasury Obligations (cost $200,712,887)		197,394,579

Short-term Investments (1.92%)
New Center Asset Trust, 4.030%, 12/01/2005	20,000,000	20,000,000
JPMorgan Treasury Plus Money Market Fund	1,573,559	1,573,559

Total Short-term Investments (cost $21,573,559)		21,573,559

TOTAL INVESTMENTS (99.50%) (cost $726,408,913)		1,118,511,253

OTHER ASSETS, NET OF LIABILITIES (0.50%)		5,635,513

NET ASSETS (100.00%)		$1,124,146,766

(a)	Non-income producing security.
(b)	Illiquid and fair valued due to sales restrictions on Class B shares. At November 30, 2005, the fair value of this security amounted to $1,613,640 or 0.14% of net assets.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2005

	Shares or principal amount	Value
U.S. Treasury Obligations (95.93%)

U.S. Treasury Notes
5.625%, 02/15/2006	$8,000,000	$8,029,688
4.625%, 05/15/2006	7,000,000	7,010,388
6.500%, 10/15/2006	4,000,000	4,069,064
3.500%, 11/15/2006	11,000,000	10,904,608
6.250%, 02/15/2007	4,000,000	4,085,312
4.375%, 05/15/2007	5,000,000	4,997,655
6.625%, 05/15/2007	3,000,000	3,093,750
6.125%, 08/15/2007	9,000,000	9,251,019
3.250%, 08/15/2007	10,000,000	9,810,550
5.500%, 02/15/2008	15,000,000	15,348,630
5.625%, 05/15/2008	5,000,000	5,140,430
3.250%, 08/15/2008	5,000,000	4,853,905
4.750%, 11/15/2008	10,000,000	10,090,620
3.000%, 02/15/2009	5,000,000	4,789,845
3.125%, 04/15/2009	8,000,000	7,678,440
5.500%, 05/15/2009	10,000,000	10,345,310
6.000%, 08/15/2009	11,000,000	11,590,392
6.500%, 02/15/2010	15,000,000	16,171,290
4.000%, 04/15/2010	10,000,000	9,828,520
5.750%, 08/15/2010	10,000,000	10,562,110
5.000%, 02/15/2011	10,000,000	10,264,840

Total U.S. Treasury Obligations (cost $181,182,851)		177,916,366

Short-term Investments (3.85%)
New Center Asset Trust, 4.030%, 12/01/2005	5,000,000	5,000,000
JPMorgan Treasury Plus Money Market Fund	2,144,125	2,144,125

Total Short-term Investments (cost $7,144,125)		7,144,125

TOTAL INVESTMENTS (99.78%) (cost $188,326,976)		185,060,491

OTHER ASSETS, NET OF LIABILITIES (0.22%)		412,985

NET ASSETS (100.00%)		$185,473,476

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(c)	Principal amount	Value
Long-term Municipal Bonds (98.52%)

Alabama (1.55%)
City of Birmingham, Alabama, General Obligation Refunding Bonds, Series 2002A	5.500%	04/01/2013	Aaa	$2,000,000	$2,200,380
Limestone County Board of Education, Alabama, Capital Outlay Tax Anticipation Warrants, Series 1998	4.900%	07/01/2015	Aaa	2,465,000	2,561,332
City of Hoover, Alabama, General Obligation Warrants	5.000%	03/01/2017	Aaa	2,000,000	2,133,620

					6,895,332

Alaska (1.27%)
Municipality of Anchorage, Alaska, 2000 General Obligation General Purpose Bonds, Series A (Prerefunded to 09-01-2010 @ 100) (a)	5.625%	09/01/2013	Aaa	1,500,000	1,629,120
Municipality of Anchorage, Alaska, Senior Lien Refunding Electric Revenue Bonds, 1996	6.500%	12/01/2014	Aaa	2,000,000	2,374,400
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 1999 Series A (Prerefunded to 03-01-2009 @ 100) (a)	5.000%	03/01/2015	Aaa	1,565,000	1,641,106

					5,644,626

Arizona (2.91%)
City of Phoenix, Arizona, General Obligation Refunding Bonds, Series 1993 A	5.300%	07/01/2006	Aa1	2,340,000	2,367,589
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.100%	07/01/2008	A1	1,000,000	1,083,930
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.000%	07/01/2009	A1	1,200,000	1,328,364
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.000%	07/01/2010	A1	2,500,000	2,842,900
Mesa Unified School District No. 4 of Maricopa County, Arizona, School Improvement Bonds, Project of 1995, Series D (1997) (Prerefunded to 07-01-2007 @ 100) (a)	4.750%	07/01/2010	Aaa	4,250,000	4,348,812
Salt River Project Arizona Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2002 Series C	5.000%	01/01/2015	Aa2	900,000	958,932

					12,930,527

Arkansas (2.93%)
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002	5.000%	08/01/2013	Aa2	5,000,000	5,346,650
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002	5.000%	08/01/2014	Aa2	2,000,000	2,126,560
Bentonville School District No. 6, Benton County, Arkansas Construction Bonds	4.000%	06/01/2015	A1	960,000	949,536
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.250%	06/01/2015	A1	1,020,000	1,023,601
Van Buren Arkansas, School District No. 42, Refunded and Construction	4.500%	04/01/2017	Aaa	1,295,000	1,310,462
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.375%	06/01/2017	A1	1,110,000	1,113,019
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.500%	06/01/2018	A1	1,155,000	1,159,435

					13,029,263

California (7.63%)
State of California, Various Purpose, General Obligation Bonds	6.000%	10/01/2006	A2	2,000,000	2,043,340
Sacramento County, California, Sanitary District Financing Authority Revenue Bonds, 1995 (Escrowed to Maturity) (a)	5.000%	12/01/2007	AA	2,830,000	2,892,826

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

California (Cont.)
Sacramento County, California, Sanitary District Financing Authority Revenue Bonds, 1995 (Prerefunded to 12-01-2007 @ 100) (a)	5.000%	12/01/2008	AA	$1,500,000	$1,533,300
State of California, Various Purpose, General Obligation Bonds	5.000%	02/01/2014	A2	3,600,000	3,802,572
Calleguas-Las Virgines, Public Financing Authority Revenue Bonds, Series A (Calleguas Municipal Water District Project)	5.000%	07/01/2015	Aaa	1,000,000	1,070,820
Golden West Schools Financing Authority, 2005 General Obligation Revenue Bonds	5.000%	08/01/2015	Aaa	1,515,000	1,640,336
State of California, Various Purpose General Obligation Bonds	5.250%	11/01/2015	A2	3,000,000	3,241,350
Los Angeles Unified School District, County of Los Angeles, California, General Obligation Bonds, Series A 2003	5.375%	07/01/2016	Aaa	3,905,000	4,309,011
State of California, Various Purpose General Obligation Bonds	5.000%	02/01/2017	A2	3,250,000	3,412,012
San Diego Community College District, San Diego County, California, General Obligation Bonds, Election of 2002, Series 2003	5.000%	05/01/2017	Aaa	1,355,000	1,440,162
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	Aa3	5,000,000	5,283,200
Chino Valley Unified School District, (County of San Bernadino, California) General Obligation Bonds, 2002 Election, Series B	5.000%	08/01/2017	Aaa	1,560,000	1,660,870
State of California, General Obligation Bonds	5.000%	12/01/2017	A2	300,000	313,722
State of California, General Obligation Bonds (Prerefunded to 12-01-2010 @ 100) (a)	5.000%	12/01/2017	A2	1,200,000	1,285,140

					33,928,661

Colorado (5.87%)
Arapahoe County School District No. 6, Colorado, Littleton Public Schools General Obligation Improvement Bonds, Series 1995A (Prerefunded to 12-01-2006 @ 102) (a)	5.000%	12/01/2007	Aa2	2,000,000	2,074,520
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 1999 (Escrowed to maturity) (a)	5.500%	12/15/2009	Aa2	2,000,000	2,151,360
Mesa County Valley School District No. 51, County of Mesa, State of Colorado, General Obligation Bonds, Series 1996 (Prerefunded to 12-01-2006 @ 101) (a)	5.300%	12/01/2010	Aaa	2,540,000	2,617,368
St. Vrain School District # R3-1J, Colorado, General Obligation, Series 1997 (Prerefunded to 12-15-2007 @ 101) (a)	5.000%	12/15/2012	Aaa	3,135,000	3,271,780
City of Boulder, Colorado, Open Space Acquisition Refunding Bonds, Series 1999	5.000%	08/15/2013	Aa1	1,855,000	1,943,335
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A	5.250%	12/15/2013	Aaa	1,750,000	1,894,130
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A (Prerefunded to 12-15-2011 @ 100) (a)	5.250%	12/15/2013	Aaa	1,250,000	1,361,563
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001	5.500%	12/01/2014	Aaa	1,135,000	1,233,677
Weld County School District 6, Weld County, Colorado, General Obligation Bonds, Series 2002	5.250%	12/01/2014	Aaa	1,365,000	1,470,119
City of Colorado Springs, Colorado, Utilities System, Subordinate Lien Improvement Revenue Bonds, Series 2005B.	4.750%	11/15/2015	Aaa	510,000	541,977
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001	5.500%	12/01/2015	Aaa	1,170,000	1,269,122
Weld County School District 6, Weld County, Colorado, General Obligation Bonds, Series 2002	5.250%	12/01/2016	Aaa	1,530,000	1,635,998

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Colorado (Cont.)
Highlands Ranch Metropolitan District No. 2, (Douglas County, Colorado) General Obligation Refunding Bonds, Series 2005	4.500%	06/15/2017	Aaa	$1,905,000	$1,955,502
Boulder Valley School District No. RE-2, Boulder and Gilpin Counties, Colorado, General Obligation Bonds, Series 1999	4.750%	12/01/2018	Aa3	2,000,000	2,067,460
City of Colorado Springs, Colorado, Utilities System, Subordinate Lien Improvement Revenue Bonds, Series 2005B.	4.750%	11/15/2019	Aaa	600,000	624,108

					26,112,019

Connecticut (1.89%)
State of Connecticut, General Obligation Bonds (Prerefunded to 11-15-2011 @ 100) (a)	5.125%	11/15/2016	Aa3	5,000,000	5,390,800
Clinton, Connecticut, General Obligation Unlimited (Prerefunded to 01-15-2012 @ 100) (a)	5.000%	01/15/2017	Aaa	390,000	419,699
Clinton, Connecticut, General Obligation Unlimited (Prerefunded to 01-15-2012 @ 100) (a)	5.000%	01/15/2018	Aaa	600,000	645,690
The University of Connecticut, General Obligation Bonds, Series A 2004	5.000%	01/15/2018	Aaa	600,000	636,918
Town of New Canaan Connecticut, General Obligation Bonds, Issue of 2004 (Prerefunded to 06-15-2009 @ 100) (a)	4.750%	06/15/2018	Aaa	1,250,000	1,306,487

					8,399,594

Florida (1.20%)
State of Florida, State Board of Education, Public Education Capital Outlay, Refunding Bonds, 1999 Series B	5.500%	06/01/2016	Aa1	4,910,000	5,331,965

Georgia (5.09%)
State of Georgia, General Obligation Bonds, Series 1996C	6.250%	08/01/2009	Aaa	3,590,000	3,946,523
State of Georgia, General Obligation Bonds, Series 1995C	5.700%	07/01/2011	Aaa	2,000,000	2,217,740
Gwinnett County Water & Sewer Authority, Georgia, Revenue Series 1998 (Prerefunded to 08-01-2008 @ 102) (a)	5.000%	08/01/2011	Aaa	4,000,000	4,246,800
State of Georgia, General Obligation Bonds, Series 1995B	5.750%	03/01/2012	Aaa	3,000,000	3,359,130
State of Georgia, General Obligation Bonds, Series 1997A	6.250%	04/01/2012	Aaa	3,000,000	3,445,770
State of Georgia, General Obligation Bonds, Series B (Prerefunded to 05-01-2012 @ 100) (a)	5.125%	05/01/2014	Aaa	5,000,000	5,432,550

					22,648,513

Hawaii (1.70%)
City and County of Honolulu, Hawaii, General Obligation Bonds, 1996 Series A (Prerefunded to 09-01-2006 @ 102) (a)	5.400%	09/01/2009	Aaa	1,775,000	1,838,545
City and County of Honolulu, Hawaii, General Obligation Bonds, 1996 Series A (Prerefunded to 09-01-2008 @ 100) (a)	5.400%	09/01/2009	Aaa	2,225,000	2,347,486
State of Hawaii, General Obligation Bonds of 1992, Series BW	6.375%	03/01/2011	AA-	2,945,000	3,328,822
State of Hawaii, General Obligation Bonds of 1992, Series BW (Escrowed to maturity) (a)	6.375%	03/01/2011	AA-	55,000	62,421

					7,577,274

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Idaho (0.40%)
Nampa School District No. 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.750%	08/15/2018	A	$1,690,000	$1,764,039

Illinois (5.97%)
State of Illinois, General Obligation Bonds, Series of September 1996 (Prerefunded to 09-01-2006 @ 102) (a)	5.450%	09/01/2009	Aaa	4,000,000	4,144,640
Forest Preserve District of Kane County, Kane County, Illinois, General Obligation Bonds, Series 1999 (Prerefunded to 12-30-2009 @ 100) (a)	5.000%	12/30/2011	Aa3	2,500,000	2,648,800
School District Number 112 (North Shore), Lake County, Illinois, Refunding School Bonds, Series 2002	5.750%	12/01/2012	Aa1	3,750,000	4,204,912
Lake County Forest Preserve District, Lake County, Illinois, General Obligation Land Acquisition and Development Bonds, Series 2000	5.000%	12/15/2012	Aaa	2,000,000	2,108,880
State of Illinois, General Obligation Bonds, Illinois, First Series of April 2001	5.375%	04/01/2013	Aaa	2,000,000	2,199,580
DuPage County Forest Preserve District, Illinois, General Obligation, Series 1997 (Prerefunded to 10-01-2008 @ 100) (a)	4.900%	10/01/2013	Aaa	3,785,000	3,938,444
Community Unit School District Number 200, DuPage County, Illinois (Wheaton-Warrenville), General Obligation School Building Bonds, Series 1999 (Prerefunded to 02-01-2009 @ 100) (a)	5.050%	02/01/2015	Aaa	2,195,000	2,305,760
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2015	Aaa	1,045,000	1,113,092
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2016	Aaa	1,100,000	1,167,133
Community Unit School District No. 5, McLean and Woodford Counties, Illinois, General Obligation Refunding School Bonds, Series 2005	4.000%	12/01/2016	Aaa	1,000,000	988,600
Community Unit School District Number 200-U Will County, Illinois	5.000%	11/01/2019	Aaa	1,650,000	1,738,226

					26,558,067

Indiana (2.04%)
Southwest Allen, Indiana, High School Building Corp., 1st Mortgage Refunding Bonds, Series 1996B	4.850%	07/15/2006	Aaa	2,125,000	2,144,167
Eagle-Union Community Schools Building Corporation, Boone County, Indiana, 1st Mortgage Refunding Bonds, Series 1999	4.875%	07/05/2015	Aaa	2,325,000	2,397,331
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	07/10/2016	Aaa	2,635,000	2,788,357
Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005A	5.000%	07/15/2018	Aaa	1,665,000	1,759,922

					9,089,777

Iowa (0.98%)
Polk County, Iowa, Essential County Purpose General Obligation Bonds, Series 2001	5.000%	06/01/2014	Aaa	3,325,000	3,475,223
City of West Des Moines, Iowa, General Obligation Bonds, Series 2004A	5.000%	06/01/2018	Aaa	850,000	898,136

					4,373,359

Kansas (2.30%)
Unified School District No. 383, Riley County, Kansas, (Manhattan-Ogden) General Obligation Refunding Bonds, Series 2001	5.000%	11/01/2014	Aaa	2,790,000	2,942,864
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds	5.500%	05/01/2015	Aaa	2,000,000	2,244,840

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Kansas (Cont.)
Unified School District No. 233, Johnson County, Kansas, (Olathe) General Obligation School Bonds, Series 2003B	4.500%	09/01/2016	Aaa	$1,000,000	$1,019,940
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 1999	4.000%	10/01/2017	Aaa	1,300,000	1,284,257
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series A	5.000%	12/01/2017	Aaa	670,000	709,322
Unified School District No. 263, Sedgewick County, Kansas (Mulvane) General Obligation School Building Bonds, Series 2004	5.000%	09/01/2018	Aaa	1,000,000	1,057,200
Unified School District No. 265, Sedwick County, Kansas (Goddard), General Obligation Refunding and Improvement Bonds Series 2005	5.000%	10/01/2018	Aaa	910,000	969,560

					10,227,983

Kentucky (1.45%)
Louisville and Jefferson County Metropolitan Sewer District (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 1999A	5.500%	05/15/2009	Aaa	2,720,000	2,901,397
Jefferson County, Kentucky, General Obligation Refunding Bonds, Series 1998A	4.600%	12/01/2013	Aa2	1,665,000	1,735,662
Jefferson County, Kentucky, General Obligation Refunding Bonds, Series 1998A	4.700%	12/01/2014	Aa2	1,745,000	1,820,035

					6,457,094

Louisiana (2.48%)
State of Louisiana, General Obligation Bonds, Series 1997 A (Prerefunded to 04-15-2007 @ 102) (a)	5.375%	04/15/2011	Aaa	5,000,000	5,239,300
State of Louisiana, General Obligation Bonds, Series 2003 A	5.000%	05/01/2018	Aaa	4,000,000	4,209,520
City of Shreveport, State of Louisiana, General Obligation Refunding Bonds, Series 2005A	5.000%	05/01/2019	Aaa	1,500,000	1,580,460

					11,029,280

Maryland (2.20%)
Montgomery County, Maryland, General Obligation Consolidated Public Improvement, 1998 Series A (Prerefunded to 05-01-2008 @ 101) (a)	4.875%	05/01/2013	Aaa	3,410,000	3,567,883
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2002, Second Series	5.500%	08/01/2014	Aaa	430,000	483,806
Baltimore County Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,050,000	1,124,235
Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005	4.000%	10/01/2017	Aaa	2,500,000	2,446,825
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2019	Aaa	2,000,000	2,141,940

					9,764,689

Massachusetts (1.53%)
Massachusetts Bay Transportation Authority, General Transportation System Bonds, Series C	5.500%	03/01/2013	Aaa	125,000	138,248
Town of Westborough Massachusetts, General Obligation Bonds, (Unlimited Tax)	5.000%	11/15/2016	Aa3	1,135,000	1,208,389
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (a)	5.250%	08/01/2017	Aa2	5,000,000	5,456,600

					6,803,237

Michigan (3.05%)
State of Michigan, General Obligation Bonds, Clean Michigan Initiative Program, Series 1999A	5.500%	11/01/2009	Aa2	3,140,000	3,373,208

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Michigan (Cont.)
Lake Orion Community School District, County of Oakland, State of Michigan, 2000 School Building and Site Bonds, (General Obligation - Unlimited Tax), Series A (Prerefunded to 05-01-2010 @ 100) (a)	5.550%	05/01/2011	Aaa	$2,500,000	$2,703,225
Northville Public Schools, Michigan, 1997 General Obligation School Building & Site & Refunding (Prerefunded to 05-01-2007 @ 100) (a)	5.100%	05/01/2011	Aaa	3,800,000	3,898,344
Clarkston Community Schools, County of Oakland, State of Michigan, 1998 Refunding Bonds (General Obligation-Unlimited Tax)	4.850%	05/01/2012	Aaa	1,500,000	1,540,350
Avondale School District, Oakland County, Michigan, 1999 Refunding Bonds (Unlimited Tax General Obligation)	4.850%	05/01/2015	Aaa	1,000,000	1,035,800
Avondale School District, Oakland County, Michigan, 1999 Refunding Bonds (Unlimited Tax General Obligation)	4.900%	05/01/2016	Aaa	1,000,000	1,034,790

					13,585,717

Minnesota (1.07%)
Wayzata Independent School District #284, Minnesota, General Obligation School Building Refunding, Series 1998A	5.000%	02/01/2012	Aa2	3,000,000	3,125,010
Anoka Hennepin Independent School District 11, Coon Rapids, Minnesota, General Obligation, Alternative Facility Bonds, Series 2004A	4.000%	02/01/2017	Aaa	1,665,000	1,639,875

					4,764,885

Mississippi (1.59%)
State of Mississippi, General Obligation Refunding Bonds, Series 2001	5.500%	09/01/2013	Aa3	2,000,000	2,203,440
State of Mississippi, General Obligation Refunding Bonds, Series 2002A	5.500%	12/01/2015	Aa3	2,000,000	2,222,400
DeSoto County School District, DeSoto County, Mississippi, General Obligation Bonds, Series 2005	4.000%	05/01/2018	Aaa	1,685,000	1,627,289
City of Jackson, Mississippi, Water and Sewer System Revenue Refunding Bonds, Series 2005	4.500%	09/01/2018	Aaa	1,000,000	1,014,920

					7,068,049

Missouri (1.05%)
The School District of St. Joseph, (St. Joseph, Missouri), General Obligation School Building Bonds, Series 2000, (Missouri Direct Deposit Program) (Prefunded to 03-01-2010 @ 101) (a)	5.450%	03/01/2011	AA+	1,375,000	1,479,129
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2001	5.125%	02/01/2016	Aaa	3,000,000	3,202,620

					4,681,749

Montana (0.11%)
State of Montana, General Obligation Bonds, (Water Pollution Control State Revolving Fund Program), Series 2005G	4.750%	07/15/2018	Aa3	490,000	509,144

Nebraska (3.77%)
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 1992 Series B (Escrowed to maturity) (a)	6.150%	02/01/2012	Aa2	6,000,000	6,599,640
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 2002, Series B	5.000%	02/01/2013	Aa2	2,500,000	2,672,800
Nebraska Public Power District Revenue Series A	5.000%	01/01/2017	Aaa	3,000,000	3,154,200
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005.	4.500%	11/15/2018	Aaa	2,140,000	2,186,460

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Nebraska (Cont.)
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005.	4.500%	11/15/2019	Aaa	$2,140,000	$2,179,504

					16,792,604

New Hampshire (0.75%)
City of Concord, New Hampshire, General Obligations Bonds	4.750%	07/15/2016	Aa2	515,000	538,016
City of Manchester, New Hampshire, (Manchester Water Works) Water Revenue Bonds, Series 2003	5.000%	12/01/2017	Aa2	2,620,000	2,788,099

					3,326,115

New Jersey (2.02%)
State of New Jersey, General Obligation Bonds, Various Purpose	5.250%	08/01/2014	Aa3	7,000,000	7,661,290
Borough of Fort Lee, New Jersey, General Obligation Bonds, Series 2005	4.000%	07/15/2018	Aaa	1,350,000	1,312,119

					8,973,409

New York (1.18%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa2	2,000,000	2,110,360
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2005 Series B	4.000%	06/15/2017	Aaa	1,000,000	987,260
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2019	Aaa	2,000,000	2,134,220

					5,231,840

North Carolina (0.93%)
County of Wake, North Carolina, General Obligation School Bonds, Series 1997 (Prerefunded to 03-01-2007 @ 101) (a)	4.900%	03/01/2009	Aaa	4,000,000	4,120,200

North Dakota (0.75%)
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2016	Aaa	1,915,000	2,033,174
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2017	Aaa	1,225,000	1,299,762

					3,332,936

Ohio (5.26%)
Hilliard City School District, Ohio, General Obligation (Unlimited Tax) School Improvement Bonds, Series 2000	5.300%	12/01/2010	Aa2	2,000,000	2,156,840
State of Ohio, Higher Education Capital Facilities, General Obligation Bonds, Series 2000A	5.250%	02/01/2011	Aa1	2,000,000	2,138,160
State of Ohio, Full Faith & Credit General Obligation Infrastructure Improvement Bonds, Series 1997 (Prerefunded to 08-01-2007 @ 101) (a)	5.350%	08/01/2012	Aa1	5,000,000	5,213,450
Lakota Local School District, County of Butler, Ohio, General Obligation Unlimited Tax School Improvement and Refunding Bonds, Series 2001	5.250%	12/01/2013	Aaa	2,780,000	2,986,554
Mason City School District, Counties of Warren and Butler, Ohio, School Improvement Unlimited Tax General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (a)	5.000%	12/01/2013	Aa2	2,000,000	2,150,740
Delaware County, Ohio, General Obligation, Limited Tax, Sewer District Improvement Bonds, Series 1999	4.900%	12/01/2015	Aaa	1,970,000	2,052,169
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2003	5.000%	12/01/2016	Aa2	1,140,000	1,201,423

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Ohio (Cont.)
Ohio State University (A State University of Ohio) General Receipts Bonds, Series 2002 A	5.250%	12/01/2016	Aa2	$5,095,000	$5,479,927

					23,379,263

Oklahoma (0.40%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 1999	5.250%	12/01/2009	Aa2	1,680,000	1,789,200

Oregon (4.65%)
Portland, Oregon, Sewer System Revenue Refunding Bonds, 1997 Series A	5.000%	06/01/2011	Aaa	4,000,000	4,096,240
Washington and Clackamas Counties School District #23J (Tigard-Tualatin), Oregon, General Obligation Bonds, Series 1995 (Prerefunded to 06-01-2006 @ 100) (a)	5.550%	06/01/2011	Aa3	2,000,000	2,023,100
Deschutes County, Oregon, Administrative School District Number 1 (Bend-La Pine) General Obligation Bonds, Series 2001A (Prerefunded to 06-15-2011 @ 100) (a)	5.500%	06/15/2014	Aaa	3,500,000	3,839,780
Gresham-Barlow School District 10, Multnomah and Clackamas Counties, Oregon, General Obligation Bonds, Series 2001 (Prerefunded to 06-15-2011 @ 100) (a)	5.500%	06/15/2014	Aaa	1,980,000	2,172,218
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (a)	5.250%	06/15/2015	Aaa	3,640,000	3,979,940
Reynolds School District 7, Multnomah County, Oregon, General Obligation Refunding Bonds Series 2000	5.000%	06/15/2015	Aaa	2,135,000	2,309,771
City of Hillsboro, Oregon, Full Faith and Credit Bonds, Series 2004	4.750%	06/01/2018	Aaa	500,000	520,190
Oregon City School District No. 62, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2004	5.000%	06/15/2018	Aaa	1,625,000	1,722,143

					20,663,382

Pennsylvania (1.74%)
Commonwealth of Pennsylvania, General Obligation Bonds, First Series of 2001	5.000%	01/15/2013	Aa2	2,000,000	2,130,800
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2016	Aaa	1,070,000	1,104,122
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2017	Aaa	1,110,000	1,141,402
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2017	Aaa	1,030,000	1,099,329
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.750%	05/15/2018	Aaa	1,160,000	1,208,291
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2018	Aaa	1,000,000	1,061,940

					7,745,884

South Carolina (1.72%)
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 1999	5.500%	02/01/2010	Aa2	2,675,000	2,889,776
School District Number 1 of Richland County, South Carolina, General Obligation Bonds, Series 1999	5.500%	03/01/2010	AA	1,800,000	1,943,514
South Carolina Transportation, Infrastructure Revenue Series A	4.500%	10/01/2014	Aaa	2,750,000	2,813,827

					7,647,117

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

South Dakota (1.09%)
South Dakota, Housing Development Authority Homeownership Mortgage Bonds, 2001 Series D and 2001 Series E	5.000%	05/01/2014	Aa1	$4,680,000	$4,858,963

Tennessee (3.19%)
Nashville & Davidson County, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 1996	5.250%	01/01/2008	Aaa	4,500,000	4,671,495
Williamson County Tennessee, General Obligation Bonds Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2012	Aa1	2,335,000	2,509,331
Nashville & Davidson County, Tennessee, General Obligation Multi-Purpose Refunding Bonds, Series 2002	5.000%	11/15/2013	Aa2	3,870,000	4,104,212
Williamson County Tennessee, General Obligation Bonds Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2014	Aa1	2,705,000	2,918,722

					14,203,760

Texas (4.05%)
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas) School Building Unlimited Tax Bonds, Series 1996 (Prerefunded to 2-15-2006 @ 100) (a)	5.200%	02/15/2008	Aaa	2,355,000	2,364,326
Carrollton-Farmers Branch Independent School District (Dallas County, Texas) School Building Unlimited Tax Bonds, Series 1999	5.375%	02/15/2008	Aaa	1,000,000	1,041,370
State of Texas, Public Finance Authority, General Obligation Refunding Bonds, Series 1996B (Prerefunded to 10-01-2006 @ 100) (a)	5.400%	10/01/2008	Aa1	3,000,000	3,052,980
Carrollton-Farmers Branch Independent School District (Dallas County, Texas) School Building Unlimited Tax Bonds, Series 1999	5.500%	02/15/2009	Aaa	2,455,000	2,610,451
Fort Worth Independent School District (Tarrant County, Texas), School Building Unlimited Tax Bonds, Series 2000	5.500%	02/15/2010	Aaa	3,000,000	3,233,220
City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds, New Series 2000A (Prerefunded to 02-01-2010 @ 100) (a)	5.750%	02/01/2012	Aa1	2,000,000	2,169,300
McKinney Independent School District (Collin County, Texas), School Building Unlimited Tax Bonds, Series 2000	5.125%	02/15/2012	Aaa	2,115,000	2,235,195
Round Rock Independent School District, Williamson and Travis Counties, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1999	4.750%	08/01/2015	Aaa	750,000	770,970
Round Rock Independent School District, Williamson and Travis Counties, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1999 (Prerefunded to 08-01-2009 @ 100) (a)	4.750%	08/01/2015	Aaa	500,000	522,475

					18,000,287

Utah (0.93%)
Salt Lake County, Utah, General Obligation Jail Bonds, Series 1995 (Prerefunded to 12-15-2005 @ 100) (a)	5.000%	12/15/2007	Aaa	2,780,000	2,781,640
City of Provo, Utah County, Utah, General Obligation Library Bonds, Series 1999	5.250%	03/01/2009	Aaa	1,300,000	1,372,696

					4,154,336

Virginia (1.04%)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2001A	5.000%	08/01/2014	Aa1	2,000,000	2,140,340
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 1999A (Prerefunded 08-01-2009 @ 101) (a)	5.000%	08/01/2016	Aaa	1,350,000	1,436,495

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Virginia (Cont.)
Rivanna Water and Sewer Authority, Regional Water and Sewer System Revenue and Refunding Bonds, Series 2005B (b)	4.500%	10/01/2019	Aaa	$1,020,000	$1,041,073

					4,617,908

Washington (3.46%)
Lakewood School District No. 306, Snohomish County, Washington, Unlimited Tax General Obligation Bonds, 2000	5.550%	12/01/2010	Aa1	2,035,000	2,213,754
State of Washington, General Obligation Bonds, Series 1993A	5.750%	10/01/2012	AA	4,435,000	4,799,025
State of Washington, General Obligation Bonds, Series 1993A (Escrowed to Maturity) (a)	5.750%	10/01/2012	AA	65,000	70,275
City of Vancouver, Washington, Water and Sewer Revenue Refunding Bonds, 1998	4.600%	06/01/2013	Aaa	1,000,000	1,017,630
Seattle, Washington, Water System Revenue 1998	5.000%	10/01/2013	Aa2	2,495,000	2,643,328
City of Vancouver, Washington, Water and Sewer Revenue Refunding Bonds, 1998	4.650%	06/01/2014	Aaa	2,055,000	2,089,257
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2017	Aaa	705,000	743,429
Tukwila School District No. 406, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2004	5.000%	12/01/2017	Aaa	1,000,000	1,055,540
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2018	Aaa	740,000	776,238

					15,408,476

West Virginia (0.60%)
State of West Virginia, State Road General Obligation Bonds, Series 1998 (Prerefunded to 06-01-2008 @ 101) (a)	5.000%	06/01/2013	Aaa	2,540,000	2,665,146

Wisconsin (2.73%)
State of Wisconsin, General Obligation Refunding Bonds of 1993, Series 2	5.125%	11/01/2010	Aa3	2,500,000	2,672,275
Dane County, Wisconsin, General Obligation Refunding Bonds, Series 1998B	4.800%	03/01/2012	Aaa	2,180,000	2,247,536
Dane County, Wisconsin, General Obligation Refunding Bonds, Series 1998B	4.800%	03/01/2013	Aaa	2,220,000	2,284,425
City of Madison, Wisconsin, General Obligation Promissory Notes, Series 2005-A	4.000%	10/01/2015	Aaa	1,730,000	1,720,191
City of Appleton, Outagamie, Winnebago, and Calumet Counties, Wisconsin, Water System Revenue Refunding Bonds, Series 2001	5.375%	01/01/2016	Aaa	2,985,000	3,214,248

					12,138,675

Total Long-term Municipal Bonds (d) (cost $423,376,933)					438,224,344

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P)(c)	Shares	Value
Short-term Investments (0.86%)
JPMorgan Tax Free Money Market Fund				3,834,179	$3,834,179

Total Short-term Investments (cost $3,834,179)					3,834,179

TOTAL INVESTMENTS (99.38%) (cost $427,211,112)					442,058,523

OTHER ASSETS, NET OF LIABILITIES (0.62%)					2,767,295

NET ASSETS (100.00%)					$444,825,818

(a)	Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to ensure the timely payment of principal and interest.
(b)	Security purchased on a “when-issued” basis.
(c)	Ratings are not audited and represent the lower of Moody’s or S&P’s rating.
(d)	Long-term Municipal Bonds consisted of 28.99% Advanced Refund Bonds, 49.90% General Obligation Bonds and 21.11% Municipal Revenue Bonds.

See accompanying notes to financial statements.

(This page intentionally left blank.)

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2005

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities
At identified cost	$1,463,449,583	726,408,913	188,326,976	427,211,112

At value	$3,059,288,439	1,118,511,253	185,060,491	442,058,523
Receivable for:
Dividends and interest	9,361,124	7,179,432	1,826,054	6,837,032
Shares of the Fund sold	3,686,871	988,193	205,354	451,479
Securities sold	263,396	—	—	—
Prepaid expenses	3,729	1,348	218	542

Total assets	3,072,603,559	1,126,680,226	187,092,117	449,347,576

Liabilities and Net Assets
Distributions to shareowners	—	—	1,112,311	3,280,953
Payable for:
Shares of the Fund redeemed	558,790	152,080	406,401	26,679
Securities purchased	—	1,995,640	—	1,026,375
SFIMC	868,423	353,281	83,341	158,972
Chief Compliance Officer expense	7,360	2,690	457	1,067
Accrued liabilities	47,175	29,769	16,131	27,712

Total liabilities	1,481,748	2,533,460	1,618,641	4,521,758

Net assets applicable to shares outstanding of common stock	$3,071,121,811	1,124,146,766	185,473,476	444,825,818

Fund shares outstanding	61,354,748	22,013,108	19,336,155	52,527,849
Net asset value, offering price and redemption price per share	$50.06	51.07	9.59	8.47

Analysis of Net Assets
Paid in capital	$1,499,062,069	723,863,088	196,626,201	429,765,370
Accumulated net realized gain (loss)	(51,120,238)	(6,068,736)	(7,886,240)	213,037
Net unrealized appreciation (depreciation)	1,595,835,731	392,102,338	(3,266,485)	14,847,411
Undistributed net investment income	27,344,249	14,250,076	—	—

Net assets applicable to shares outstanding	$3,071,121,811	1,124,146,766	185,473,476	444,825,818

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2005

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$60,671,097	14,143,825	—	—
Interest	1,369,173	20,836,349	7,254,545	—
Tax-exempt interest	—	—	—	20,277,169

	62,040,270	34,980,174	7,254,545	20,277,169
Less: foreign withholding taxes	(650,462)	(164,415)	—	—

Total investment income	61,389,808	34,815,759	7,254,545	20,277,169

Expenses:
Investment advisory and management fees	3,137,274	1,247,596	266,372	519,255
Reports to shareowners	108,083	48,411	17,016	12,127
Professional fees	102,172	51,038	35,797	42,508
Proxy and related expense	77,661	31,007	7,636	4,850
Trustees’ fees and expenses	64,793	23,924	4,322	9,820
Chief Compliance Officer expense	47,971	17,659	3,115	7,190
Regulatory fees	40,868	35,353	21,430	25,993
ICI dues	37,168	14,792	2,721	6,260
Custodian fees	25,039	7,279	3,274	3,328
Fidelity bond expense	11,181	4,116	754	1,620
Security evaluation fees	2,561	8,866	1,178	47,754

Total expenses	3,654,771	1,490,041	363,615	680,705

Net investment income	57,735,037	33,325,718	6,890,930	19,596,464

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	14,368,080	(874,418)	13,978	213,037
Change in net unrealized appreciation (depreciation) on investments	131,829,344	18,846,807	(4,408,037)	(9,694,899)

Net realized and unrealized gain (loss) on investments	146,197,424	17,972,389	(4,394,059)	(9,481,862)

Net change in net assets resulting from operations	$203,932,461	51,298,107	2,496,871	10,114,602

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund		Balanced Fund
Years ended November 30	2005	2004	2005	2004
From operations:
Net investment income	$57,735,037	58,087,120	33,325,718	32,292,655
Net realized gain (loss)	14,368,080	(18,983,176)	(874,418)	450,712
Change in net unrealized appreciation or depreciation	131,829,344	280,557,889	18,846,807	61,264,604

Net change in net assets resulting from operations	203,932,461	319,661,833	51,298,107	94,007,971

Distributions to shareowners from and in excess of:
Net investment income	(63,359,594)	(45,345,539)	(33,976,858)	(29,274,830)
Net realized gain	—	—	—	—

Total distributions to shareowners	(63,359,594)	(45,345,539)	(33,976,858)	(29,274,830)

From Fund share transactions:
Proceeds from shares sold	215,794,172	246,348,885	98,430,763	113,864,326
Reinvestment of distributions	60,891,398	43,573,877	32,588,041	28,050,217

	276,685,570	289,922,762	131,018,804	141,914,543
Less payments for shares redeemed	(242,854,918)	(238,707,875)	(91,489,013)	(87,869,964)

Net increase (decrease) in net assets from Fund share transactions	33,830,652	51,214,887	39,529,791	54,044,579

Total increase (decrease) in net assets	174,403,519	325,531,181	56,851,040	118,777,720

Net assets:
Beginning of period	2,896,718,292	2,571,187,111	1,067,295,726	948,518,006

End of period*	$3,071,121,811	2,896,718,292	1,124,146,766	1,067,295,726

* Including undistributed net investment income	27,344,249	32,979,134	14,250,076	14,504,041

Share Information
Sold	4,450,485	5,420,874	1,961,619	2,337,072
Issued in reinvestment of distributions	1,275,369	968,453	655,998	583,869
Redeemed	(4,984,712)	(5,251,192)	(1,821,005)	(1,805,678)

Net increase (decrease)	741,142	1,138,135	796,612	1,115,263

See accompanying notes to financial statements.

	Interim Fund		Municipal Bond Fund
Years ended November 30	2005	2004	2005	2004
From operations:
Net investment income	6,890,930	7,496,987	19,596,464	19,425,506
Net realized gain (loss)	13,978	864,687	213,037	10,934
Change in net unrealized appreciation or depreciation	(4,408,037)	(5,090,464)	(9,694,899)	(5,813,813)

Net change in net assets resulting from operations	2,496,871	3,271,210	10,114,602	13,622,627

Distributions to shareowners from and in excess of:
Net investment income	(6,890,930)	(7,529,171)	(19,596,464)	(19,425,506)
Net realized gain	—	—	(10,934)	(269,761)

Total distributions to shareowners	(6,890,930)	(7,529,171)	(19,607,398)	(19,695,267)

From Fund share transactions:
Proceeds from shares sold	41,684,690	51,417,274	27,603,072	27,823,624
Reinvestment of distributions	6,642,788	7,253,489	14,621,184	14,661,824

	48,327,478	58,670,763	42,224,256	42,485,448
Less payments for shares redeemed	(58,330,160)	(80,536,652)	(28,732,966)	(35,503,330)

Net increase (decrease) in net assets from Fund share transactions	(10,002,682)	(21,865,889)	13,491,290	6,982,118

Total increase (decrease) in net assets	(14,396,741)	(26,123,850)	3,998,494	909,478

Net assets:
Beginning of period	199,870,217	225,994,067	440,827,324	439,917,846

End of period*	185,473,476	199,870,217	444,825,818	440,827,324

* Including undistributed net investment income	—	—	—	—

Share Information
Sold	4,291,752	5,147,951	3,207,987	3,189,081
Issued in reinvestment of distributions	683,705	726,158	1,697,787	1,679,539
Redeemed	(6,009,186)	(8,065,000)	(3,337,147)	(4,072,547)

Net increase (decrease)	(1,033,729)	(2,190,891)	1,568,627	796,073

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). Each Fund has its own investment objective, investment policies, restrictions, and attendant risks.

The investment objective of the Growth Fund is long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing at least 80% of its assets in common stocks and other income producing equity securities.

The investment objective of the Balanced Fund is to seek long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in bonds to provide relative stability of principal and income.

The investment objective of the Interim Fund is the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short-term and intermediate-term maturities.

The investment objective of the Municipal Bond Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of Municipal Bonds with maturities of one to seventeen years. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) in the United States.

Securities valuation

Investments are stated at market value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on the respective exchanges where the security is primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less, other than U.S. Treasury bills, are valued on an amortized cost basis, which approximates market value. Short sales are valued at market value.

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are valued pursuant to procedures established by the Trust’s Board of Trustees. These procedures require State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, to obtain at least one daily bid price quotation from a broker or dealer in the securities. If SFIMC cannot obtain a daily bid price quotation for the security or if SFIMC believes the bid price quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

Fair value, as a general principle, means the value the Fund might reasonably expect to receive upon sale of that security. In fair valuing a security, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in fair valuing securities include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Securities purchased on a “when-issued” basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2005, the Municipal Bond Fund had a commitment of $1,026,375 (representing 0.23% of net assets) for when-issued securities.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareowners

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. Each Fund intends to comply with this policy and, accordingly, no provision for federal income taxes has been made.

As of November 30, 2005, each Fund’s aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

	Growth Fund	Balanced Fund
Cost of Investments for Federal Tax Purposes	$1,463,449,583	727,328,603
Gross Unrealized Appreciation	1,666,097,037	406,889,181
Gross Unrealized (Depreciation)	(70,258,181)	(15,706,531)
Net Unrealized Appreciation (Depreciation)	1,595,838,856	391,182,650

	Interim Fund	Municipal Bond Fund
Cost of Investments for Federal Tax Purposes	$188,420,891	427,211,112
Gross Unrealized Appreciation	99,242	15,658,246
Gross Unrealized (Depreciation)	(3,459,642)	(810,835)
Net Unrealized Appreciation (Depreciation)	(3,360,400)	14,847,411

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund’s fiscal year. Dividends and distributions payable to shareowners are recorded by the respective Fund on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP in the United States. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

The tax character of distributions for all Funds (including distributions declared but not yet paid) were the same as the distributions reflected in the Statement of Changes in Net Assets.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

On December 21, 2005, the Growth Fund declared an ordinary income dividend of $0.485 per share to shareowners of record on December 20, 2005 (reinvestment date December 21, 2005).

On December 21, 2005, the Balanced Fund declared an ordinary income dividend of $0.78 per share to shareowners of record on December 20, 2005 (reinvestment date December 21, 2005).

On December 21, 2005, the Municipal Bond Fund declared a capital gain distribution of $0.00407 per share to shareowners of record on December 20, 2005 (reinvestment date December 21, 2005).

As of November 30, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

Expiration year	Growth Fund	Balanced Fund	Interim Fund
2006	—	—	994,996
2007	—	—	884,533
2008	—	—	3,819,121
2009	—	—	1,179,218
2010	$30,323,516	4,797,143	399,032
2011	1,797,460	—	—
2012	18,999,262	—	234,320
2013	—	1,271,593	375,020

Total:	$51,120,238	6,068,736	7,886,240

The Growth Fund utilized $14,378,408 of capital loss carryover due to expire in 2010 to offset realized capital gains in 2005. The Interim Fund had a capital loss carryover of $652,404 that expired in 2005 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

As of November 30, 2005, in accordance with federal tax regulations the components of distributable earnings on a tax basis were as follows:

	Growth Fund	Balanced Fund
Undistributed ordinary income	27,344,249	15,169,765
Undistributed long-term gain	—	—
Unrealized appreciation (depreciation)	1,595,835,731	391,182,648

Total	1,623,179,980	406,352,413

	Interim Fund	Municipal Bond Fund
Undistributed ordinary income	1,112,311	—
Undistributed tax-exempt income	—	3,280,953
Undistributed long-term gain	—	213,037
Unrealized appreciation (depreciation)	(3,360,400)	14,847,411

Total	(2,248,089)	18,341,401

Differences between these amounts and the undistributed net investment income reported on the Statement of Assets and Liabilities as of November 30, 2005 relate to amortization taken for book purposes but not yet recognized for federal income tax purposes for securities held as of November 30, 2001 and/or distributions payable to shareowners as of November 30, 2005.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at period end. Purchases and sales of investment securities are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Use of estimates

The preparation of financial statements in conformity with GAAP in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

3. Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid quarterly) at the following rates:

Growth Fund	.20% of the first $100 million of average net assets
.15% of the next $100 million of average net assets
.10% of the average net assets in excess of $200 million

Balanced Fund	.20% of the first $100 million of average net assets
.15% of the next $100 million of average net assets
.10% of the average net assets in excess of $200 million

Interim Fund	.20% of the first $50 million of average net assets
.15% of the next $50 million of average net assets
.10% of the average net assets in excess of $100 million

Municipal Bond Fund	.20% of the first $50 million of average net assets
.15% of the next $50 million of average net assets
.10% of the average net assets in excess of $100 million

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees, and the Trust’s portion of the compensation paid to or accrued for the Trust’s Chief Compliance Officer.

4. Investment transactions

Investment transactions (exclusive of short-term instruments) for each of the fiscal years were as follows:

	Year ended November 30, 2005	Year ended November 30, 2004
Growth Fund
Purchases	$24,171,569	$119,852,150
Proceeds from sales	31,113,341	24,833,674

Balanced Fund
Purchases	73,819,793	101,678,658
Proceeds from sales	35,012,065	33,128,534

Interim Fund
Purchases	20,282,812	41,113,789
Proceeds from sales	31,055,703	56,766,113

Municipal Bond Fund
Purchases	40,482,819	28,836,747
Proceeds from sales	23,979,784	24,072,772

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

	Year ended November 30,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$47.79	43.23	38.90	44.57	50.52

Income from Investment Operations
Net investment income (a)	0.94	0.96	0.71	0.61	0.60
Net gain (loss) on investments (both realized and unrealized)	2.37	4.36	4.29	(5.25)	(5.79)

Total from investment operations	3.31	5.32	5.00	(4.64)	(5.19)

Less Distributions
Net investment income	(1.04)	(0.76)	(0.67)	(0.60)	(0.61)
Net realized gain	—	—	—	(0.43)	(0.15)

Total distributions	(1.04)	(0.76)	(0.67)	(1.03)	(0.76)

Net asset value, end of period	$50.06	47.79	43.23	38.90	44.57

Total Return	7.04%	12.41%	13.06%	(10.61)%	(10.41)%

Ratios/Supplemental Data
Net assets, end of period (millions)	$3,071.1	2,896.7	2,571.2	2,227.7	2,536.8

Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.12%	0.13%
Net investment income	1.93%	2.11%	1.83%	1.51%	1.29%
Portfolio turnover rate	1%	1%	2%	6%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended November 30,
	2005		2004		2003	2002	2001
Net asset value, beginning of period	$50.30		47.19		43.73	47.46	51.25

Income from Investment Operations
Net investment income (a)	1.53		1.55		1.42	1.42	1.48
Net gain (loss) on investments (both realized and unrealized)	0.82		2.99		3.45	(3.67)	(3.80)

Total from investment operations	2.35		4.54		4.87	(2.25)	(2.32)

Less Distributions
Net investment income	(1.58)		(1.43)		(1.41)	(1.45)	(1.47)
Net realized gain	—		—		—	(0.03)	—

Total distributions	(1.58)		(1.43)		(1.41)	(1.48)	(1.47)

Net asset value, end of period	$51.07		50.30		47.19	43.73	47.46

Total Return	4.79	%(b)	9.79	%(b)	11.44%	(4.81)%	(4.63)%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,124.1		1,067.3		948.5	824.7	887.8

Average net asset ratios
Expenses	0.14%		0.13%		0.14%	0.13%	0.14%
Net investment income	3.04%		3.18%		3.22%	3.18%	3.05%

Portfolio turnover rate	3%		3%		4%	6%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Based upon net asset value of $50.30, as of November 30, 2004 (as calculated for financial reporting purposes, taking into account transactions that occurred on November 30, 2004). For shareholder purchases and redemptions on November 30, 2004, the net asset value was $50.31, which caused the total returns for the year ended November 30, 2005 and the year ended November 30, 2004 to be equivalent to 4.76% and 9.81%, respectively.

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended November 30,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$9.81	10.02	10.07	9.90	9.55

Income from Investment Operations
Net investment income	0.35	0.36	0.36	0.43	0.56
Net gain (loss) on investments (both realized and unrealized)	(0.22)	(0.21)	(0.05)	0.17	0.35

Total from investment operations	0.13	0.15	0.31	0.60	0.91

Less Distributions
Net investment income	(0.35)	(0.36)	(0.36)	(0.43)	(0.56)

Total distributions	(0.35)	(0.36)	(0.36)	(0.43)	(0.56)

Net asset value, end of period	$9.59	9.81	10.02	10.07	9.90

Total Return	1.34%	1.51%	3.09%	6.18%	9.73%

Ratios/Supplemental Data
Net assets, end of period (millions)	$185.5	199.9	226.0	243.3	172.8

Average net asset ratios
Expenses	0.19%	0.17%	0.16%	0.18%	0.20%
Net investment income	3.60%	3.63%	3.57%	4.23%	5.67%

Portfolio turnover rate	11%	21%	25%	9%	17%

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended November 30,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$8.65	8.77	8.64	8.51	8.24

Income from Investment Operations
Net investment income	0.38	0.38	0.39	0.40	0.41
Net gain (loss) on investments (both realized and unrealized)	(0.18)	(0.11)	0.14	0.13	0.27

Total from investment operations	0.20	0.27	0.53	0.53	0.68

Less Distributions
Net investment income	(0.38)	(0.38)	(0.39)	(0.40)	(0.41)
Net realized gain	—	(0.01)	(0.01)	—	—

Total distributions	(0.38)	(0.39)	(0.40)	(0.40)	(0.41)

Net asset value, end of period	$8.47	8.65	8.77	8.64	8.51

Total Return	2.33%	3.13%	6.16%	6.34%	8.39%

Ratios/Supplemental Data
Net assets, end of period (millions)	$444.8	440.8	439.9	417.7	387.8

Average net asset ratios
Expenses	0.15%	0.15%	0.15%	0.14%	0.16%
Net investment income	4.41%	4.41%	4.44%	4.65%	4.84%

Portfolio turnover rate	5%	6%	15%	14%	6%

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the State Farm Associates’ Funds Trust

•	State Farm Growth Fund

•	State Farm Balanced Fund

•	State Farm Interim Fund

•	State Farm Municipal Bond Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund, comprising the State Farm Associates’ Funds Trust as of November 30, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Associates’ Funds Trust at November 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

December 28, 2005

Chicago, Illinois

Management Information – State Farm Associates’ Funds Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler 1000 LaSalle Avenue Minneapolis, MN 55403 Age 52	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); DEAN – University of Illinois College of Law (8/1993-6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
James A. Shirk 103 North Robinson Bloomington, Illinois 61701 Age 61	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Victor J. Boschini Office of the Chancellor Box # 297080 Fort Worth, TX 76129 Age 49	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT – (1999-2003) and VICE PRESIDENT (1997-1999) – Illinois State University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
David L. Vance 100 N.E. Adams St. Peoria, Illinois 61629 Age 53	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT (since 2000) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (since 1994) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Donald A. Altorfer 4200 Rodger Street Springfield, Illinois 62703 Age 62	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Alan R. Latshaw 4703 Oakwood Avenue Downers Grove, Illinois 60515 Age 54	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); PARTNER – Arthur Andersen LLP (public accounting firm) (before 6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE (since 8/2005) – Utopia Funds (4 portfolios)

Management Information – State Farm Associates’ Funds Trust

II. Information about Officers and Interested Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee and President	Began service in 1991 to the predecessor of the Trust and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – McGraw-Hill Corporation; DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc.
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 46	Trustee, Senior Vice President and Treasurer	Began service in 1989 as an officer to the predecessor of the Trust, began service in 2002 as a Trustee of the Trust, and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001), SENIOR VICE PRESIDENT (9/2002 – 1/2005), VICE PRESIDENT (12/1998 – 9/2002), and ASSISTANT TREASURER (12/1998 – 7/2001) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001 – 12/2002), and ASSISTANT SECRETARY (before 9/2001) – State Farm Investment Management Corp.; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001 – 12/2002) – State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001 – 12/2002), and ASSISTANT SECRETARY (before 9/2001) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	NONE
John W. North One State Farm Plaza Bloomington, Illinois 61710 Age 58	Senior Vice President	Began service in 2001 and serves until removed.	SENIOR EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (since 1/2005), EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (7/2001 – 1/2005) and SENIOR VICE PRESIDENT (9/1998 – 7/2001) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 9/2001) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 9/2001) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	N/A	N/A
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 51	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual
			Fund Trust.	N/A	N/A
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 56	Vice President	Began service in 2000 to the predecessor of the Trust and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001 – 2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; VICE PRESIDENT (before 2001) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) and VICE PRESIDENT (before 2001) – State Farm VP Management Corp.; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.	N/A	N/A
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 58	Vice President	Began service in 1998 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.	N/A	N/A

Management Information – State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 59	Vice President	Began service in 1995 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	N/A	N/A
Phillip G. Hawkins Three State Farm Plaza Bloomington, Illinois 61791 Age 45	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002 – 8/2003), DIRECTOR – STRATEGIC RESOURCES (before 11/2002) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.	N/A	N/A
Dick Paul Three State Farm Plaza Bloomington, Illinois 61791 Age 46	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004 – 8/2005), AGENCY FIELD CONSULTANT (12/1999 – 5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	N/A	N/A
David R. Grimes Three State Farm Plaza Bloomington, Illinois 61791 Age 63	Chief Compliance Officer	Began service in 1985 to the predecessor of the Trust and serves until removed and successor is appointed.	CHIEF COMPLIANCE OFFICER (since 7/2004) – State Farm Variable Product Trust, State Farm Mutual Fund Trust; ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (6/1999 – 7/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (6/2000 – 9/2004), SECRETARY (before 3/2005), VICE PRESIDENT – FINANCIAL (9/2004 – 3/2005) – State Farm Investment Management Corp.; VICE PRESIDENT – FINANCIAL (6/2000 – 3/2001 and 9/2001 – 3/2005), SECRETARY (before 3/2005), VICE PRESIDENT (3/2001 – 9/2001) – State Farm VP Management Corp.; VICE PRESIDENT (12/2000 – 3/2005) and SECRETARY (before 3/2005) – State Farm Variable Product Trust; VICE PRESIDENT and SECRETARY (9/2000 – 3/2005) – State Farm Mutual Fund Trust.	N/A	N/A

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Associates’ Funds Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. Postage
PAID
Lancaster, PA
PERMIT NO. 1275

PRESORTED STANDARD

Mutual Funds.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-0740

NOT FDIC INSURED	• May lose value • No bank guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

190-4049.7-CH

1-2006
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, no amendment was made to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and no waiver from such code of ethics provisions was granted. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw, a member of the registrant’s Committee of Independent Trustees, has all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2005:	$98,729
Billed to registrant for fiscal year ending November 30, 2004:	$93,699

The audit fees for November 30, 2005 include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending November 30, 2005:	$0
Billed to registrant for fiscal year ending November 30, 2004:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2005:	$0
Billed for fiscal year ending November 30, 2004:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending November 30, 2005:	$11,200
Billed to registrant for fiscal year ending November 30, 2004:	$9,000

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise).

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2005:	$0
Billed for fiscal year ending November 30, 2004:	$23,200

The nature of the services comprising the fees disclosed under this category:

The fees for the fiscal year ending November 30, 2004 were paid by State Farm Investment Management Corp. for professional tax services rendered in connection with the following:

•	review of minimum distribution calculations

•	consultation on the review of qualifying dividend calculations

(d)	All Other Fees

Billed to registrant for fiscal year ending November 30, 2005:	$0
Billed to registrant for fiscal year ending November 30, 2004:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2005:	$0
Billed for fiscal year ending November 30, 2004:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

•	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors; and

•	the independent auditors shall report directly to the Committee.

b.	Pre-approve any engagement of the independent auditors to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent auditors during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent auditors shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2005:	not applicable	0%	not applicable
Fiscal year ending November 30, 2004:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2005	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2004	not applicable	100%	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2005:	$11,200
Fiscal year ending November 30, 2004:	$9,000

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2005:	$0
Fiscal year ending November 30, 2004:	$23,200

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2005:	$0
Fiscal year ending November 30, 2004:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

By	/s/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President

Date	1/20/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President

Date	1/20/2006

By	/s/ MICHAEL L. TIPSORD
Michael L. Tipsord
Senior Vice President and Treasurer

Date	1/20/2006